SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 1, 2002

AdvancePCS

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21447 (Commission File Number)	75-2493381 (IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 1200, Irving, Texas (Address of Principal Executive Offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (469) 524-4700

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EX-99.1 Press Release dated August 1, 2002

Item 5. Other Events.

     On August 1, 2002, AdvancePCS (the “Company”) issued a press release responding to an article appearing in the Wall Street Journal regarding an ongoing U.S. Attorney investigation of the pharmacy benefit management industry and the pending case in the U.S. District Court for the Eastern District of Pennsylvania.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit	Description

99.1	AdvancePCS Press Release dated August 1, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date: August 1, 2002	By:	/s/ David D. Halbert

Name: David D. Halbert Title: Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	AdvancePCS Press Release dated August 1, 2002.